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                                                                    EXHIBIT 99.2


I, Steven W. Krablin, Chief Financial Officer of National-Oilwell, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Annual Report on Form 10-K/A for the year ended December 31, 2002 (the "Periodic Report') which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

     (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of National-Oilwell, Inc.


Dated: June 26, 2003

                                    /s/ Steven W. Krablin
                                    ----------------------------------
                                    Steven W. Krablin
                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to National-Oilwell, Inc. and will be retained by National-Oilwell, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.